UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2010
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33744 (Commission File Number)	33-0909022 (IRS Employer Identification No.)
301 Government Center Drive
Wilmington, North Carolina 28403
(Address of principal executive offices)
(Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously reported in the definitive proxy statement on Schedule 14A filed by TranS1 Inc., a Delaware corporation (the “Company”) with the SEC on April 30, 2010, and in the Current Report on Form 8-K filed by the Company with the SEC on April 21, 2010, in connection with his appointment as Executive Vice President and Chief Financial Officer of the Company, Joseph P. Slattery has tendered his resignation as a member of the Company’s Board of Directors and a member of the Audit Committee of the Board.
As expected, on May 28, 2010, the Company received a letter from Nasdaq indicating that, as a result of Mr. Slattery’s resignation from the Audit Committee, the Company no longer complies with Nasdaq Listing Rule 5605 (the “Rule”), which requires, among other things, that the Audit Committee be comprised of at least three independent directors. The Company currently has only two independent directors on the Audit Committee.
Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company has until October 18, 2010 to regain compliance with the Rule. The Company must submit to Nasdaq documentation, including the biography of any new director, evidencing compliance with the Rule no later than this date. The Company intends to comply with Nasdaq’s audit committee requirements as set forth in the Rule within the cure period provided by Nasdaq and will evidence such compliance to Nasdaq no later than this date.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on June 3, 2010 at its headquarters located at 301 Government Center Drive, Wilmington, North Carolina 28403. At the Annual Meeting, the Company’s stockholders (i) elected Richard Randall and Mitchell Dann to serve as Class III directors until the annual meeting of stockholders in 2013 or until their successors are duly elected and qualified, and (ii) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
As of April 23, 2010, the record date for the Annual Meeting, we had 20,656,793 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 19,295,232 shares of common stock were present in person or represented by proxy for the two proposals indicated above. The following sets forth detailed information regarding the results of the voting at the Annual Meeting:
Proposal 1: Election of Class III Directors

Director	Votes in Favor	Votes Withheld	Broker Non-votes
Richard Randall	16,100,225	18,383	3,176,624
Mitchell Dann	16,073,906	44,702	3,176,624
Proposal 2: Ratification of selection of PricewaterhouseCoopers LLP as Trans1 Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes in Favor	Votes Withheld	Abstentions
19,261,538	71	33,623

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
June 3, 2010	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer